Creating Shareholder Value by Delivering Process Efficiency

Cowen and Company 40th Annual Technology Media & Technology Conference
May 31, 2012

Safe Harbor Statement

Statements contained herein that relate to ATMI's future performance, including, without limitation, statements with respect to ATMI's anticipated results of operations or level of business for 2012 or any other future period, are forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on current expectations only and are subject to certain risks, uncertainties, and assumptions, including, but not limited to, changes in semiconductor industry growth (including, without limitation, wafer starts) or ATMI's markets; competition, problems, or delays developing and commercializing new products; problems or delays in integrating acquired operations and businesses; uncertainty in the credit and financial markets; and other factors described in ATMI's filings with the Securities and Exchange Commission. Such risks and uncertainties may cause actual results to differ materially from those expressed in our forward-looking statements. ATMI undertakes no obligation to update any forward-looking statements.

ATMI®

Strategic Intent and Objectives

"To be the Source of Process Efficiency Solutions to technology-driven customers by providing innovative materials, delivery systems, and process technologies in sustainable business models."

- ## Microelectronics Markets
  - ***Objective:*** Be recognized by customers as the best advanced materials and materials integration partner they have.
  - ***Strategy***: Use our highly refined development capabilities, global customer support organization and supply chain teams to rapidly identify and develop optimized materials and manufacturing processes.
- ## Life Sciences Markets
  - ***Objective***: Be recognized by our customers as the most innovative, high value adding single-use technology partner they have.
  - ***Strategy***: Through internal and external investment focused on critical processes, enable customers to reduce time and cost associated with developing and introducing biopharmaceutical drugs for human and animal vaccines, cell therapy, and other cell culture and fermentation applications.

ATMI®

Q1 2012 Financial Update

ATMI

- Q1 2012 revenues down 8% (down 6% excluding SDS impact)
  - Slower wafer starts of trailing technologies
- Gross margins stable on cost savings and favorable mix

Microelectronics

- Q1 2012 revenues down 4% (excluding SDS impact)
  - Strong sales at leading edge
  - Outperformed overall market (wafer start environment down 10%)
  - High Productivity Development new product revenues 8%
- 2012 wafer start growth estimates ~3-5%

Life Sciences

- Q1 2012 revenues down 14% (up 7% excluding one-time royalties in Q1 2011)
- Accelerating cell therapy application development
  - Partnering with cell-therapy technology leaders
- IP strength validated through multiple royalty-bearing licensing agreements

SDS Direct strategic overview

- The established quality and safety standard for ion implant gas delivery
  - Annual product revenue > $100 million

- Complete control for all customer interactions
  - Further strengthens our established advanced materials portfolio
  - Expands and intensifies customer relationships
  - Control of global distribution channel enhances visibility and provides stability
  - ATMI product expertise, technical and applications support and service
  - Increased opportunities for commercial agreements

ATMI®

SDS Direct financial overview

Financial impact per quarter ($M, except EPS)	Q4 2011	Q1 2012	Estimated Q2 2012	Ongoing Beginning Q3 2012
Revenue				
Incremental revenue	$1.9	$4.5	$7 - $8	$7 - $8
Inventory repurchase and burn	($8.8)	($7.0)	($1 - $2)	-
Net revenue	($6.9)	($2.5)	$5 - $6	$7 - $8
Expense				
Transaction costs	$84.6	-	-	-
Incremental operating expense	$1.3	$1.0	$1 - $2	$1 - $2
EPS impact	**($1.82)**	**($0.04)**	**$0.06 - $0.07**	**$0.08 - $0.09**

SDS Direct should add:

- **~200 bps to consolidated gross margin**
- **~$4-$5M cash flow per quarter**

ATMI®

2012 Growth Focus – Key Customer Intimacy


West
ATMI
R&D
Intel
Micron
Northeast
ATMI
Headquarters
R&D
Manufacturing
IBM
GlobalFoundries
Albany Nano
South Korea
ATMI
R&D
Manufacturing
Customer support
Samsung
Japan
ATMI
R&D
Manufacturing
Customer support
Toshiba
Southwest
ATMI
Manufacturing
Customer support
Texas Instruments
Samsung
Intel
Taiwan
ATMI
R&D
Manufacturing
Customer support
TSMC
UMC


Fewer Companies Deliver Moore's Law
Revenues from Shipments of Semiconductors
Intel
Samsung
TSMC*
Toshiba
Renesas
Texas Instruments
ST Micro
Hynix
Micron
Qualcomm
Broadcom
Infineon
Elpida
AMD
Panasonic
Freescale
Sony
UMC*
NXP
Marvell
Revenue To Support
One Leading Edge Fab
2010 Estimates
$ Billions 0 5 10 15 20 25 30 35 40 45
Source: Intel

Dedicated technology roadmap enabler

- Demonstrated ability to develop materials with unprecedented speed and insight
- Local, customer-dedicated applications capability

ATMI®

2012 Growth Focus – Advanced Node Materials

Focused investment in leading-edge technology (e.g., 28nm, 20nm, 14nm) is paying off through growth in new product revenue ($8M in Q1 2011)



Global Cleans Market-Forecast, M
Source: Linx Consulting
$250
$200
$150
$100
$50
$-
2010
2011
2012
2013
2014
Copper Cleans



Growth at the Leading Edge
Source: Semico
200mm equivalents (000)
12,000
10,000
8,000
6,000
4,000
2,000
0
2009
2010
2011
2012
2013
2014
2015
1x nm
2x nm
3x nm

Expanding into additional materials markets such as deposition chemistries (~$200-$300 million TAM)

ATMI®

2012 Growth Focus - LifeSciences

Market & technology leadership

PadMixer	LevMixer	Magnetic Mixer	WandMixer	JetMixer
				

- Largest and most comprehensive installed base of single-use mixing systems
- IP licensing royalty streams
- Commercial alliances

Figure 2: Cash flows, stainless steel versus hybrid


Stainless, 1 x 6,000 L
Disposable, 3 x 2,000 L, three bioreactors pooled
Cumulative Cash Flow (US$M)
125
100
75
50
25
0
−25
−50
−75
2014
2015
2016
2017
2018
2019
2020
Year

Source: Bioprocess International

High-volume cGMP manufacturing

- Multiple high volume ramps ongoing with leading manufacturers

Annual U.S. Sales of Stem Cell Products
($ in 000's)


$6,500,000
$6,000,000
$5,500,000
$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0

Source: NY Stem Cell Summit

Cell-therapy single-use products

- Dramatic process intensification with high volumetric productivity and biomass multiplication from fully integrated high-cell density single-use bioreactor, ultimately to be integrated with other key steps

ATMI®

2012 Outlook

ATMI

- **Revenue growth well in excess of market rates**
  - Continued success at advanced nodes with key customer resulting from HPD focus
  - SDS Direct effect – incremental revenues from direct selling to the implant market
  - Outsized growth from LifeSciences

Microelectronics

- **Targeted direct investment in key customer relationships**
  - Additional capabilities to enhance local, dedicated customer support
  - 14nm capabilities to support key customer roadmap development needs
- **Timely, smooth, transparent integration of SDS Direct**
  - Revenue/EPS enhancement beginning in 2Q 2012
  - Deeper implant roadmap engagement with key customers and OEMs
- **Targeting 2012 HPD new product revenues at ~7%-8% of total revenues**
- **2012 wafer start forecasts — current estimates between 3%-5% YoY**

LifeSciences

- **Revenue growth 20%-30%**
  - cGMP production ramps with major biopharmaceutical manufacturers
  - First-to-market with single-use cell therapy manufacturing solutions
  - Expanding strategic alliances

ATMI®

ATMI®